UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Unconstrained Income Fund

(formerly DWS Unconstrained Income Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
13 Investment Portfolio
48 Statement of Assets and Liabilities
50 Statement of Operations
52 Statement of Changes in Net Assets
53 Financial Highlights
58 Notes to Financial Statements
79 Report of Independent Registered Public Accounting Firm
80 Information About Your Fund's Expenses
81 Tax Information
82 Advisory Agreement Board Considerations and Fee Evaluation
87 Board Members and Officers
92 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Process
In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed-income securities market. In choosing individual fixed-income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Portfolio management will not be constrained in the management of the fund relative to an index and may shift the allocations of the fund’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented in the fund’s holdings.

Deutsche Unconstrained Income Fund returned 4.36% during the annual period, in line with the 4.38% return of the benchmark, the Barclays U.S. Universal Index. The fund has outpaced the benchmark during the three-, five- and 10-year intervals ended on October 31, 2014.

The global bond market defied widespread negative expectations to deliver a healthy total return during the past 12 months. U.S. Treasury yields fell (as prices rose), reflecting an environment of sluggish global growth and periodic "flights to quality" sparked by geopolitical turmoil overseas. In addition, investors generally remained confident that even though the U.S. Federal Reserve Board (the Fed) was gradually moving toward the conclusion of its bond-buying program known as quantitative easing, it would maintain its low-rate policy well into 2015. At the same time, the domestic economy remained strong enough to support an environment of healthy corporate earnings and improving balance sheets for U.S. corporations. This backdrop, together with investors’ ongoing appetite for yield, contributed to outperformance for investment-grade corporate and high-yield bonds. Emerging-markets bonds also performed very well, thanks in part to stabilizing economic conditions in China and investors’ healthy appetite for risk.

Fund Performance

This backdrop was positive for the fund given our portfolio allocation strategy. As of October 31, 2014, the fund held 33% of net assets in high-yield bonds and 19% in emerging-markets debt. We have emphasized these areas for many years on the belief that slowly improving economic growth would fuel outperformance for higher-yielding market segments. We are aware of the potential risks after the extended run of outperformance for these sectors, and we are prepared to adjust the portfolio when the need eventually arises. For now, however, we believe these market segments remain supported by the environment of steady economic growth and the accommodative policies of the world’s central banks.

The fund’s return was also helped by its allocation to investment-grade corporates. While we held only 5% in this outperforming asset class as of October 31, 2014, this weighting was as high as 10% in July 2014. Our decision to reduce the weighting reflected our belief that many securities in the asset class were no longer offering as compelling a trade-off of risk and reward. We redeployed the proceeds of these sales into senior loans, which featured more attractive valuations following their underperformance through the first half of the year.

"Our active approach means that we are continually rotating the portfolio by taking profits in areas that have become fully valued and rotating into those that offer a more favorable trade-off of risk and return."

The fund benefited from its position in the SPDR Barclays Convertible Securities ETF, an exchange-traded fund invested in convertible bonds. We entered the year with a weighting of 1.3% in the ETF, and we boosted the weighting early in the period. By the close of the period on October 31, 2014, the fund held a weighting of 4.8% in the ETF. Our belief has been that having some sensitivity to stock-market movements would help performance in a time of improving economic growth and healthy investor risk appetites. The ETF has indeed performed well in the past year, boosting the fund’s return.

The fund also holds exposure to the international developed markets via both bonds and currencies. This segment of the fund had a neutral impact on performance. However, we could have generated higher returns in this segment had we not missed the opportunity to take advantage of the strong rallies in the "peripheral" European markets of Spain, Italy and Greece.

One aspect of our strategy that detracted from performance was our allocation to senior loans, or loans that banks make to below- investment-grade companies and then package and sell as securities. This allocation stood at 8% of net assets as of October 31, 2014. Senior loans performed very well in 2013 and helped the fund’s performance during that time. However, the asset class has underperformed year-to-date in 2014 on concerns about the high level of recent supply and the lower degree of bondholder protection among more recently issued securities. We are maintaining our position in senior loans, as we see a meaningful longer-term opportunity and we like the element of diversification they add to the portfolio.

Our decision to keep the fund’s duration — or interest rate sensitivity — below that of the benchmark for much the year also weighed on performance. Bond yields declined fairly steadily (as prices rose) from the beginning of January onward, but the fund’s below-average duration prevented it from capitalizing on the full extent of the move.

Throughout the period, the fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar. It also used interest rate contracts to hedge against potential adverse interest rate movements on portfolio assets. In addition, the fund used derivatives including forward currency and interest rate contracts for non-hedging purposes to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to returns during the period.

Outlook and Positioning

As always, we believe it’s important to remind investors that we do not run a static portfolio. Our active approach means that we continually seek to take profits in areas that have become fully valued and rotating into those that offer a more favorable trade-off of risk and return. For instance, we took advantage of the November to January sell-off in emerging-markets bonds by increasing the fund’s weighting in the asset class. This shift, which reflected our view that emerging debt offered a very compelling relative value following its outsized sell-off in the winter months, enabled the fund to capitalize on the subsequent rally. Similarly, we used the July sell-off in high yield to boost the fund’s allocation to the sector, and then we subsequently reduced the position after the August rally to capture the more attractive values that existed in the emerging markets at that point. We also took the opportunity to increase the fund’s allocation in mortgage-backed securities in the second half of the period, based on our view that mortgages offered attractive yields for the associated risks. Finally, as mentioned previously, we reduced the fund’s position in more richly valued corporates and boosted its allocation to senior loans.

We believe this active approach, in conjunction with the fund’s "go anywhere" investment mandate, provides the flexibility to take advantage of a broad range of market opportunities as they arise. This element of our strategy may become even more important if, as we expect, market conditions become more volatile in the months ahead.

Contrary to the expectations that prevailed at the beginning of this year, government bond yields have fallen thus far in 2014. While there is always the possibility that a "flight to quality" trade will occur at some point, we believe this move has largely played itself out and that the most likely scenario is that yields will begin to trade higher over time. Accordingly, we took steps to cushion the impact of a potential increase in yields by trimming the fund’s duration to 3.4 years at the end of the period from a recent peak of 4.5 in January 2014. We believe this approach will help manage interest-rate risk, while at the same time allowing us to gain the full benefit of individual security selection in the credit-sensitive segments of the market.

Overall, we remain focused on adding value through individual security selection, portfolio allocation and our "go anywhere" strategy.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Quantitative easing entails the Fed’s purchase of government and other securities from the market in an effort to increase money supply.

Spread sectors include all non-U.S. Treasury investment-grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial-mortgage-backed securities.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Senior loans are loans that banks make to corporations and then package and sell to investors.

An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Diversification neither assures a profit nor guarantees against a loss.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.36%	6.47%	6.11%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.49%	5.87%	5.82%
Barclays U.S. Universal Index†	4.38%	4.74%	4.91%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.29%	5.57%	5.23%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	0.30%	5.41%	5.23%
Barclays U.S. Universal Index†	4.38%	4.74%	4.91%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	3.58%	5.65%	5.27%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.58%	5.65%	5.27%
Barclays U.S. Universal Index†	4.38%	4.74%	4.91%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/14
No Sales Charges	4.79%	6.72%	6.08%
Barclays U.S. Universal Index†	4.38%	4.74%	4.94%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 1.03%, 1.86%, 1.79% and 0.88% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S commenced operations on February 1, 2005. The performance shown for the index is for the time period of January 31, 2005 through October 31, 2014, which is based on the performance period of the life of Class S.

† The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/14	$4.87	$4.87	$4.90	$4.88
10/31/13	$4.88	$4.88	$4.91	$4.88
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.22	$.18	$.18	$.23
October Income Dividend	$.0183	$.0148	$.0152	$.0190
SEC 30-day Yield‡‡	3.31%	2.64%	2.65%	3.70%
Current Annualized Distribution Rate‡‡	4.51%	3.65%	3.72%	4.67%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.30%, 2.63%, 2.64% and 3.69% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.50%, 3.64%, 3.71% and 4.66% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 50.4%
Consumer Discretionary 5.6%
Ally Financial, Inc., 3.5%, 1/27/2019 (b)		910,000	916,825
AMC Entertainment, Inc., 5.875%, 2/15/2022		260,000	265,200
AMC Networks, Inc., 7.75%, 7/15/2021		95,000	103,550
AmeriGas Finance LLC:
6.75%, 5/20/2020		560,000	596,400
7.0%, 5/20/2022		430,000	464,400
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021 (b)		245,000	220,500
APX Group, Inc.:
6.375%, 12/1/2019		235,000	230,888
8.75%, 12/1/2020 (b)		35,000	30,275
144A, 8.75%, 12/1/2020		175,000	151,375
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		530,000	572,400
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		905,000	977,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		425,000	416,500
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		250,000	251,250
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		355,000	352,950
5.165%, 8/1/2044		410,000	409,619
Block Communications, Inc., 144A, 7.25%, 2/1/2020		385,000	400,400
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		195,000	210,600
Cablevision Systems Corp.:
5.875%, 9/15/2022		130,000	132,275
8.0%, 4/15/2020		65,000	74,425
CCO Holdings LLC:
7.0%, 1/15/2019		125,000	130,313
7.375%, 6/1/2020		55,000	58,953
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		762,000	743,902
144A, 6.375%, 9/15/2020 (b)		2,300,000	2,397,750
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		295,000	303,850
Series B, 6.5%, 11/15/2022		415,000	429,525
Series A, 7.625%, 3/15/2020		115,000	121,325
Series B, 7.625%, 3/15/2020		1,810,000	1,925,387
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	25,000
Columbus International, Inc., 144A, 7.375%, 3/30/2021		1,400,000	1,484,000
Crown Media Holdings, Inc., 10.5%, 7/15/2019		325,000	355,875
CSC Holdings LLC, 144A, 5.25%, 6/1/2024		620,000	621,550
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		405,000	415,125
DISH DBS Corp.:
4.25%, 4/1/2018		345,000	353,625
5.0%, 3/15/2023		465,000	463,256
6.75%, 6/1/2021		470,000	521,700
7.875%, 9/1/2019		45,000	52,256
General Motors Financial Co., Inc., 3.25%, 5/15/2018		120,000	122,700
Getty Images, Inc., 144A, 7.0%, 10/15/2020		315,000	242,550
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		1,380,000	1,366,200
Harron Communications LP, 144A, 9.125%, 4/1/2020		440,000	479,600
HD Supply, Inc.:
7.5%, 7/15/2020		140,000	149,100
11.5%, 7/15/2020		135,000	157,275
Hertz Corp., 6.75%, 4/15/2019		315,000	328,388
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		190,000	204,250
iHeartCommunications, Inc.:
9.0%, 12/15/2019		610,000	616,481
11.25%, 3/1/2021		355,000	375,413
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		115,000	117,875
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		180,000	165,600
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		60,000	60,150
144A, 7.0%, 9/1/2020		430,000	456,875
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		290,000	300,875
Mediacom Broadband LLC:
5.5%, 4/15/2021		60,000	61,050
6.375%, 4/1/2023		430,000	453,650
Mediacom LLC, 7.25%, 2/15/2022		115,000	124,200
MGM Resorts International:
6.75%, 10/1/2020 (b)		612,000	671,670
8.625%, 2/1/2019		545,000	630,837
Numericable Group SA:
144A, 4.875%, 5/15/2019		1,105,000	1,102,237
144A, 6.0%, 5/15/2022		900,000	920,250
144A, 6.25%, 5/15/2024		265,000	272,619
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		310,000	331,700
Quebecor Media, Inc., 5.75%, 1/15/2023		220,000	226,600
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		765,000	841,500
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		150,000	147,750
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		255,000	274,125
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		245,000	262,763
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		300,000	324,750
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		775,000	817,625
Springs Industries, Inc., 6.25%, 6/1/2021 (b)		365,000	358,156
Starz LLC, 5.0%, 9/15/2019		210,000	216,300
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		325,000	327,317
Time Warner Cable, Inc., 7.3%, 7/1/2038		625,000	859,889
UCI International, Inc., 8.625%, 2/15/2019		130,000	124,800
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		1,080,000	1,125,900
144A, 7.5%, 3/15/2019		445,000	468,362
144A, 7.5%, 3/15/2019	EUR	165,000	217,892
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		135,000	145,969
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		215,000	232,738
			33,864,605
Consumer Staples 3.0%
Big Heart Pet Brands, 7.625%, 2/15/2019		312,000	312,780
Chiquita Brands International, Inc., 7.875%, 2/1/2021		229,000	251,328
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022		290,000	287,100
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		760,000	804,650
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		610,000	648,125
144A, 7.75%, 10/28/2020		2,350,000	2,574,730
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		670,000	713,550
144A, 8.25%, 2/1/2020		1,025,000	1,096,750
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		900,000	950,625
Minerva Luxembourg SA:
144A, 7.75%, 1/31/2023		2,000,000	2,090,000
144A, 12.25%, 2/10/2022		1,050,000	1,212,750
Pilgrim's Pride Corp., 7.875%, 12/15/2018		355,000	370,088
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		100,000	99,875
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		1,755,000	1,825,200
6.875%, 2/15/2021		2,085,000	2,215,312
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		135,000	122,175
Smithfield Foods, Inc., 6.625%, 8/15/2022		210,000	228,900
The WhiteWave Foods Co., 5.375%, 10/1/2022		275,000	289,438
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020 (b)		1,500,000	1,215,000
U.S. Foods, Inc., 8.5%, 6/30/2019		460,000	484,725
			17,793,101
Energy 6.7%
Access Midstream Partners LP, 6.125%, 7/15/2022		335,000	364,313
Afren PLC, 144A, 10.25%, 4/8/2019		1,437,000	1,494,767
Antero Resources Corp., 144A, 5.125%, 12/1/2022		270,000	270,054
Antero Resources Finance Corp., 5.375%, 11/1/2021		2,360,000	2,395,400
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		325,000	316,875
144A, 5.625%, 6/1/2024		115,000	110,975
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		260,000	241,800
6.75%, 11/1/2020		1,300,000	1,235,000
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		760,000	729,125
8.625%, 10/15/2020		225,000	229,500
California Resources Corp.:
144A, 5.0%, 1/15/2020		985,000	999,775
144A, 5.5%, 9/15/2021 (b)		270,000	275,400
144A, 6.0%, 11/15/2024		55,000	56,100
Chaparral Energy, Inc., 7.625%, 11/15/2022		440,000	429,000
Chesapeake Energy Corp., 3.481%**, 4/15/2019		355,000	355,245
CONSOL Energy, Inc., 144A, 5.875%, 4/15/2022		120,000	121,800
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		220,000	222,200
7.75%, 4/1/2019		295,000	310,119
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		165,000	178,200
Ecopetrol SA, 5.875%, 5/28/2045		1,000,000	1,027,500
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		655,000	661,550
EP Energy LLC:
6.875%, 5/1/2019		355,000	369,200
7.75%, 9/1/2022		320,000	337,600
9.375%, 5/1/2020		160,000	174,800
EV Energy Partners LP, 8.0%, 4/15/2019		875,000	861,875
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		1,000,000	1,060,000
Halcon Resources Corp.:
8.875%, 5/15/2021 (b)		1,416,000	1,161,120
9.75%, 7/15/2020		90,000	75,094
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		235,000	225,600
Holly Energy Partners LP, 6.5%, 3/1/2020		110,000	114,125
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		700,000	756,700
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		200,000	172,000
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		270,000	238,275
Kinder Morgan, Inc., 7.25%, 6/1/2018		280,000	319,200
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		510,000	517,650
Linn Energy LLC, 6.25%, 11/1/2019 (b)		590,000	542,800
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		240,000	237,600
144A, 7.0%, 3/31/2024		935,000	939,675
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		235,000	229,125
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021 (b)		730,000	620,500
10.75%, 10/1/2020		340,000	302,600
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		370,000	387,575
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		235,000	236,469
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		630,000	587,475
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		500,000	501,250
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		1,070,000	1,096,750
6.875%, 3/15/2022		535,000	556,400
6.875%, 1/15/2023		165,000	171,600
7.25%, 2/1/2019		260,000	267,800
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		2,000,000	2,100,400
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025 (b)		2,036,000	1,936,134
Pertamina Persero PT:
144A, 5.25%, 5/23/2021		520,000	546,000
144A, 5.625%, 5/20/2043		1,000,000	957,500
Petroleos de Venezuela SA, 144A, 9.0%, 11/17/2021		3,800,000	2,408,250
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		1,000,000	985,000
Regency Energy Partners LP:
5.0%, 10/1/2022		150,000	153,000
5.875%, 3/1/2022		30,000	31,950
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		170,000	169,541
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		885,000	927,037
5.625%, 4/15/2023		200,000	207,000
144A, 5.75%, 5/15/2024		200,000	206,750
Sabine Pass LNG LP, 7.5%, 11/30/2016		100,000	107,250
SandRidge Energy, Inc., 7.5%, 3/15/2021		30,000	27,000
SESI LLC:
6.375%, 5/1/2019		245,000	254,800
7.125%, 12/15/2021		700,000	756,000
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022		60,000	56,400
Seventy Seven Operating LLC, 6.625%, 11/15/2019		145,000	143,550
Swift Energy Co., 7.875%, 3/1/2022 (b)		230,000	207,575
Talos Production LLC, 144A, 9.75%, 2/15/2018		500,000	503,750
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		100,000	101,500
Tesoro Corp., 4.25%, 10/1/2017		220,000	227,150
Transocean, Inc., 3.8%, 10/15/2022		1,285,000	1,157,046
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		170,000	148,750
Welltec A/S, 144A, 8.0%, 2/1/2019		200,000	210,000
Whiting Petroleum Corp., 5.0%, 3/15/2019		340,000	351,900
WPX Energy, Inc.:
5.25%, 1/15/2017		250,000	261,250
5.25%, 9/15/2024		205,000	199,875
			40,427,914
Financials 8.8%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		490,000	519,400
AerCap Ireland Capital Ltd., 144A, 5.0%, 10/1/2021		170,000	176,800
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,065,000
Banco Davivienda SA, 144A, 5.875%, 7/9/2022		750,000	763,125
Banco de Bogota SA, 144A, 5.375%, 2/19/2023		1,000,000	1,042,500
Banco do Brasil SA, 144A, 9.0%, 6/29/2049 (b)		2,000,000	1,966,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	2,000,000	772,832
Barclays Bank PLC, 7.625%, 11/21/2022		1,510,000	1,644,956
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		1,500,000	1,698,750
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		1,535,000	1,546,959
China Overseas Finance Cayman II Ltd., REG S, 5.5%, 11/10/2020		2,000,000	2,146,942
CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		250,000	240,375
CIT Group, Inc.:
3.875%, 2/19/2019		2,805,000	2,822,531
5.0%, 5/15/2017		445,000	466,137
5.25%, 3/15/2018		565,000	596,075
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		1,000,000	1,068,750
Credit Agricole SA, 144A, 7.875%, 1/29/2049		910,000	939,302
Credit Suisse Group AG, 144A, 6.25%, 12/29/2049		275,000	267,437
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		1,000,000	1,055,000
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		1,500,000	1,627,500
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,500,000	2,451,861
E*TRADE Financial Corp., 6.375%, 11/15/2019		665,000	709,056
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		360,000	358,731
Fondo MIVIVIENDA SA, 144A, 3.5%, 1/31/2023		1,000,000	957,500
Hellas Telecommunications Finance, 144A, 8.082%**, 7/15/2015 (PIK)*	EUR	218,377	0
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		1,020,000	1,075,234
HSBC Holdings PLC:
5.625%, 12/29/2049		1,020,000	1,036,550
6.375%, 12/29/2049		1,145,000	1,167,900
International Lease Finance Corp.:
3.875%, 4/15/2018		2,555,000	2,562,997
5.75%, 5/15/2016		115,000	119,888
6.25%, 5/15/2019		855,000	935,156
8.75%, 3/15/2017		705,000	793,125
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		1,500,000	1,515,000
Lloyds Banking Group PLC, 4.5%, 11/4/2024 (c)		1,250,000	1,251,004
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,375,000	1,550,508
Morgan Stanley, Series H, 5.45%, 7/29/2049		180,000	180,844
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		325,000	345,312
(REIT), 6.875%, 5/1/2021		310,000	331,700
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,485,000
Navient Corp., 5.5%, 1/25/2023		1,325,000	1,325,000
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		165,000	172,425
144A, 5.875%, 3/15/2022		355,000	376,300
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		785,000	808,189
Popular, Inc., 7.0%, 7/1/2019		175,000	176,313
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		800,000	864,909
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		2,338,267	2,209,662
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049 (b)		300,000	306,750
TIAA Asset Management Finance Co., LLC:
144A, 2.95%, 11/1/2019		1,000,000	1,001,907
144A, 4.125%, 11/1/2024		825,000	829,367
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		1,600,000	1,688,000
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		500,000	498,125
UniCredit SpA, REG S, 8.0%, 4/3/2049		185,000	185,463
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		1,600,000	1,521,946
			53,218,093
Health Care 3.0%
Aviv Healthcare Properties LP:
6.0%, 10/15/2021		155,000	159,650
7.75%, 2/15/2019		525,000	551,250
Biomet, Inc.:
6.5%, 8/1/2020		380,000	406,600
6.5%, 10/1/2020		110,000	116,325
Community Health Systems, Inc.:
5.125%, 8/15/2018		2,510,000	2,610,400
5.125%, 8/1/2021		65,000	67,925
6.875%, 2/1/2022		270,000	290,925
7.125%, 7/15/2020		1,735,000	1,878,137
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022		600,000	561,000
Endo Finance LLC:
144A, 5.375%, 1/15/2023		265,000	259,038
144A, 5.75%, 1/15/2022		265,000	266,325
HCA, Inc.:
5.25%, 4/15/2025 (b)		210,000	217,613
6.5%, 2/15/2020		1,360,000	1,518,100
7.5%, 2/15/2022		515,000	598,044
Hologic, Inc., 6.25%, 8/1/2020		210,000	220,763
IMS Health, Inc., 144A, 6.0%, 11/1/2020		1,295,000	1,343,562
LifePoint Hospitals, Inc, 5.5%, 12/1/2021		335,000	350,912
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		1,110,000	1,065,600
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		410,000	435,625
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		304,000	327,560
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021		195,000	211,088
Tenet Healthcare Corp., 6.25%, 11/1/2018		1,965,000	2,134,481
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020		300,000	307,875
144A, 6.75%, 8/15/2018		615,000	654,206
144A, 7.5%, 7/15/2021		1,235,000	1,321,450
			17,874,454
Industrials 6.7%
ADT Corp.:
3.5%, 7/15/2022		180,000	161,100
4.125%, 4/15/2019 (b)		55,000	54,519
6.25%, 10/15/2021 (b)		205,000	215,250
Aguila 3 SA, 144A, 7.875%, 1/31/2018		510,000	511,275
Armored Autogroup, Inc., 9.25%, 11/1/2018		360,000	365,400
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		355,000	353,225
Avianca Holdings SA, 144A, 8.375%, 5/10/2020		1,500,000	1,571,250
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		369,600	376,068
BE Aerospace, Inc., 6.875%, 10/1/2020		205,000	221,656
Belden, Inc., 144A, 5.5%, 9/1/2022		365,000	371,387
Bombardier, Inc.:
144A, 4.75%, 4/15/2019 (b)		185,000	190,088
144A, 5.75%, 3/15/2022 (b)		535,000	548,375
144A, 6.0%, 10/15/2022		305,000	313,197
144A, 7.75%, 3/15/2020		260,000	288,600
Casella Waste Systems, Inc., 7.75%, 2/15/2019		375,000	382,500
CNH Industrial Capital LLC, 3.875%, 11/1/2015		2,000,000	2,025,000
Covanta Holding Corp., 5.875%, 3/1/2024		260,000	268,450
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		335,000	362,637
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		190,000	184,775
Ducommun, Inc., 9.75%, 7/15/2018		375,000	408,750
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		1,000,000	1,015,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		540,000	557,215
FTI Consulting, Inc.:
6.0%, 11/15/2022		240,000	245,700
6.75%, 10/1/2020		825,000	870,375
Garda World Security Corp., 144A, 7.25%, 11/15/2021		350,000	348,250
Gates Global LLC, 144A, 6.0%, 7/15/2022		230,000	223,100
GenCorp, Inc., 7.125%, 3/15/2021		650,000	690,625
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		2,800,000	2,879,436
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		610,000	637,450
7.125%, 3/15/2021		370,000	397,750
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020 (b)		2,500,000	2,731,250
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		760,000	794,200
Meritor, Inc.:
6.25%, 2/15/2024		250,000	255,000
6.75%, 6/15/2021		370,000	390,350
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022 (b)		1,000,000	1,005,000
8.125%, 2/15/2019		365,000	353,137
Noble Group Ltd., REG S, 6.0%, 6/24/2049		2,000,000	1,942,400
Nortek, Inc., 8.5%, 4/15/2021		460,000	494,500
OAS Finance Ltd., 144A, 8.0%, 7/2/2021		1,000,000	935,000
Odebrecht Offshore Drilling Finance Ltd.:
144A, 6.625%, 10/1/2022		1,952,200	2,010,766
144A, 6.75%, 10/1/2022		667,590	699,301
Oshkosh Corp., 5.375%, 3/1/2022		195,000	198,900
Ply Gem Industries, Inc.:
6.5%, 2/1/2022 (b)		335,000	329,556
144A, 6.5%, 2/1/2022		200,000	196,750
Sanmina Corp., 144A, 4.375%, 6/1/2019		30,000	30,038
Spirit AeroSystems, Inc.:
5.25%, 3/15/2022		340,000	345,950
6.75%, 12/15/2020		255,000	270,300
TAM Capital 3, Inc., 144A, 8.375%, 6/3/2021		900,000	963,000
Titan International, Inc., 6.875%, 10/1/2020		845,000	762,612
TransDigm, Inc.:
6.0%, 7/15/2022		310,000	313,487
6.5%, 7/15/2024 (b)		1,185,000	1,220,550
7.5%, 7/15/2021		1,055,000	1,139,400
Triumph Group, Inc., 5.25%, 6/1/2022		155,000	156,938
United Rentals North America, Inc.:
5.75%, 7/15/2018		375,000	392,812
6.125%, 6/15/2023		30,000	32,288
7.375%, 5/15/2020		824,000	894,040
7.625%, 4/15/2022		2,655,000	2,960,325
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		900,000	935,550
Watco Companies LLC, 144A, 6.375%, 4/1/2023		195,000	197,925
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019 (b)		135,000	141,413
			40,131,141
Information Technology 2.3%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		130,000	135,525
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,090,000	1,159,487
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		300,000	309,000
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		280,000	296,100
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		565,000	540,988
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)		365,000	327,361
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		170,000	169,150
CDW LLC:
6.0%, 8/15/2022		280,000	295,400
8.5%, 4/1/2019		1,188,000	1,259,280
CyrusOne LP, 6.375%, 11/15/2022		120,000	126,300
EarthLink Holdings Corp., 7.375%, 6/1/2020		305,000	311,100
Entegris, Inc., 144A, 6.0%, 4/1/2022		180,000	183,150
Equinix, Inc.:
5.375%, 4/1/2023		1,915,000	1,974,844
7.0%, 7/15/2021		325,000	354,250
First Data Corp.:
144A, 6.75%, 11/1/2020		1,316,000	1,408,120
144A, 7.375%, 6/15/2019		960,000	1,017,600
144A, 8.75%, 1/15/2022 (PIK)		555,000	606,337
144A, 8.875%, 8/15/2020		485,000	525,013
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		340,000	348,500
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		560,000	606,200
7.625%, 6/15/2021		270,000	300,375
KLA-Tencor Corp., 4.65%, 11/1/2024 (c)		960,000	963,090
NCR Corp.:
5.875%, 12/15/2021		65,000	66,625
6.375%, 12/15/2023		170,000	179,350
NXP BV, 144A, 3.75%, 6/1/2018		305,000	307,288
Ymobile Corp., 144A, 8.25%, 4/1/2018		350,000	369,250
			14,139,683
Materials 5.1%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		680,000	689,799
144A, 4.125%, 9/27/2022		1,000,000	1,007,688
ArcelorMittal, 6.75%, 2/25/2022		800,000	888,080
Ardagh Packaging Finance PLC, 144A, 3.234%**, 12/15/2019		480,000	469,200
Ashland, Inc., 3.875%, 4/15/2018		190,000	193,087
Berry Plastics Corp., 5.5%, 5/15/2022		495,000	496,856
Braskem Finance Ltd., 6.45%, 2/3/2024		500,000	530,375
Cascades, Inc., 144A, 5.5%, 7/15/2022		175,000	172,812
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,700,000	1,821,125
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		350,000	354,375
Cliffs Natural Resources, Inc., 5.2%, 1/15/2018		690,000	607,200
Corp. Nacional del Cobre de Chile, 144A, 4.875%, 11/4/2044 (c)		300,000	296,945
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		370,000	388,500
Crown Americas LLC, 6.25%, 2/1/2021		55,000	57,887
Evraz Group SA, 144A, 6.75%, 4/27/2018		1,000,000	940,376
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		245,000	263,375
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		608,000	588,240
144A, 7.0%, 2/15/2021		608,000	596,600
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		525,000	535,500
144A, 8.25%, 11/1/2019 (b)		290,000	300,875
Fresnillo PLC, 144A, 5.5%, 11/13/2023 (b)		1,700,000	1,787,890
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		1,070,000	1,065,777
Greif, Inc., 7.75%, 8/1/2019		995,000	1,139,275
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024		1,450,000	1,504,375
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		745,000	745,000
8.875%, 2/1/2018		245,000	242,244
Huntsman International LLC:
5.125%, 4/15/2021	EUR	125,000	163,173
8.625%, 3/15/2021 (b)		175,000	190,750
Kaiser Aluminum Corp., 8.25%, 6/1/2020		280,000	306,600
KGHM International Ltd., 144A, 7.75%, 6/15/2019		675,000	715,500
Metalloinvest Finance Ltd., 144A, 5.625%, 4/17/2020		1,000,000	906,250
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,000,000	1,000,000
Novelis, Inc., 8.75%, 12/15/2020 (b)		1,620,000	1,767,825
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	190,686
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		108,000	115,425
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		444,000	447,330
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (b)		400,000	407,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		350,000	360,500
Polymer Group, Inc., 7.75%, 2/1/2019		315,000	327,600
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		285,000	293,550
144A, 8.25%, 1/15/2021 (b)		200,000	204,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		175,000	189,656
144A, 8.375%, 9/15/2021		175,000	198,187
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		245,000	237,650
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		240,000	246,600
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020 (b)		2,000,000	1,963,480
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		1,500,000	1,530,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		135,000	140,654
144A, 5.625%, 10/1/2024		65,000	68,494
Yamana Gold, Inc., 144A, 4.95%, 7/15/2024		1,130,000	1,105,234
			30,759,600
Telecommunication Services 7.2%
Altice Financing SA, 144A, 6.5%, 1/15/2022		210,000	215,775
Altice SA, 144A, 7.75%, 5/15/2022 (b)		280,000	294,000
America Movil SAB de CV, 6.45%, 12/5/2022	MXN	10,000,000	728,933
B Communications Ltd., 144A, 7.375%, 2/15/2021		325,000	346,158
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		1,000,000	1,056,280
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		125,000	132,500
Series W, 6.75%, 12/1/2023 (b)		340,000	377,400
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		2,255,000	2,418,487
8.75%, 3/15/2018		552,000	571,320
CommScope, Inc., 144A, 5.0%, 6/15/2021		310,000	309,225
CPI International, Inc., 8.75%, 2/15/2018		270,000	280,125
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		310,000	311,550
144A, 8.25%, 9/30/2020		2,540,000	2,654,300
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	207,500
144A, 8.25%, 9/1/2017		1,625,000	1,663,594
Frontier Communications Corp.:
6.25%, 9/15/2021		205,000	211,791
6.875%, 1/15/2025		205,000	207,563
7.125%, 1/15/2023		1,670,000	1,778,550
8.25%, 4/15/2017		331,000	371,134
8.5%, 4/15/2020		130,000	149,825
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		1,040,000	1,042,600
7.25%, 10/15/2020		1,720,000	1,836,100
7.5%, 4/1/2021		1,510,000	1,634,575
Intelsat Luxembourg SA, 8.125%, 6/1/2023		125,000	132,813
Level 3 Communications, Inc., 8.875%, 6/1/2019		100,000	107,250
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022 (b)		2,825,000	2,874,437
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (b)		205,000	214,994
7.0%, 6/1/2020		890,000	950,075
8.125%, 7/1/2019		1,270,000	1,358,900
8.625%, 7/15/2020		320,000	352,000
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		1,600,000	1,580,000
Pacnet Ltd., 144A, 9.0%, 12/12/2018		210,000	216,300
SBA Communications Corp., 5.625%, 10/1/2019		745,000	774,800
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		300,000	334,650
144A, 9.0%, 11/15/2018		1,410,000	1,658,512
Sprint Corp., 144A, 7.125%, 6/15/2024		1,565,000	1,608,037
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		135,000	139,894
6.625%, 11/15/2020		1,020,000	1,074,825
Turk Telekomunikasyon AS, 144A, 4.875%, 6/19/2024		1,800,000	1,786,572
tw telecom holdings, Inc.:
5.375%, 10/1/2022		300,000	331,500
5.375%, 10/1/2022		60,000	66,300
6.375%, 9/1/2023		310,000	353,400
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		730,000	768,325
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		2,290,000	2,519,000
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		420,000	458,850
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		235,000	244,400
Windstream Corp.:
6.375%, 8/1/2023 (b)		280,000	282,100
7.5%, 6/1/2022 (b)		1,000,000	1,062,500
7.5%, 4/1/2023 (b)		435,000	456,750
7.75%, 10/15/2020		230,000	244,950
7.75%, 10/1/2021		855,000	914,850
7.875%, 11/1/2017		1,255,000	1,397,066
8.125%, 9/1/2018		435,000	453,487
			43,516,822
Utilities 2.0%
AES Corp.:
3.234%**, 6/1/2019		205,000	203,911
8.0%, 10/15/2017		2,000	2,270
8.0%, 6/1/2020		2,430,000	2,821,521
Calpine Corp.:
5.375%, 1/15/2023		280,000	282,800
5.75%, 1/15/2025 (b)		280,000	283,500
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		70,000	74,200
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		590,000	466,100
IPALCO Enterprises, Inc.:
5.0%, 5/1/2018		855,000	906,300
144A, 7.25%, 4/1/2016		205,000	218,325
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		1,000,000	1,172,500
NRG Energy, Inc.:
144A, 6.25%, 5/1/2024		2,900,000	2,994,250
7.875%, 5/15/2021		265,000	287,525
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042 (b)		2,000,000	1,810,000
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		235,000	233,824
			11,757,026
Total Corporate Bonds (Cost $300,337,370)			303,482,439

Mortgage-Backed Securities Pass-Throughs 0.3%
Federal National Mortgage Association, 3.0%, 8/1/2042 (c) (Cost $1,499,766)		1,500,000	1,496,074

Asset-Backed 1.3%
Automobile Receivables 0.0%
CPS Auto Receivables Trust, "D", Series 2014-A, 144A, 5.11%, 2/18/2020		170,000	173,509
Home Equity Loans 0.5%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		222,300	221,690
Citigroup Mortgage Loan Trust, "A2C", Series 2006-HE2, 0.305%**, 8/25/2036		2,674,754	2,536,012
			2,757,702
Miscellaneous 0.8%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.878%**, 1/17/2024		2,000,000	2,000,156
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		869,625	917,913
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		2,102,241	2,082,945
			5,001,014
Total Asset-Backed (Cost $7,885,786)			7,932,225

Commercial Mortgage-Backed Securities 1.6%
Commercial Mortgage Trust, "AM", Series 2007-GG11, 5.867%, 12/10/2049		1,710,000	1,861,836
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.153%**, 3/15/2018		780,000	781,716
JPMorgan Chase Commercial Mortgage Securities Corp., "C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		1,405,000	1,434,630
Prudential Commercial Mortgage Trust, "F", Series 2003-PWR1, 144A, 4.98%**, 2/11/2036		4,500,000	4,455,396
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.275%**, 12/15/2044		797,340	822,367
Total Commercial Mortgage-Backed Securities (Cost $8,957,426)			9,355,945

Collateralized Mortgage Obligations 4.8%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.68%**, 2/25/2034		443,738	441,381
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 2.92%**, 12/25/2035		1,217,890	1,223,218
Countrywide Alternative Loan Trust, "1A4", Series 2006-43CB, 6.0%, 2/25/2037		312,711	268,798
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		722,858	746,722
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		3,397,018	322,312
"ZG", Series 4213, 3.5%, 6/15/2043		3,628,326	3,602,832
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		253,973	8,290
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		3,893,330	467,832
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		320,725	29,331
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		560,060	51,887
"A", Series 172, Interest Only, 6.5%, 1/1/2024		569,387	105,424
"JS", Series 3572, Interest Only, 6.647%***, 9/15/2039		1,290,771	200,436
Federal National Mortgage Association:
"ZM", Series 2013-45, 4.0%, 5/25/2043		532,278	535,183
"ZP", Series 2011-123, 4.5%, 12/25/2041		1,709,959	1,895,838
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		369,284	25,695
"HS", Series 2009-87, Interest Only, 5.998%***, 11/25/2039		3,027,818	448,604
"PI", Series 2006-20, Interest Only, 6.528%***, 11/25/2030		1,966,453	328,730
"SI", Series 2007-23, Interest Only, 6.618%***, 3/25/2037		693,277	93,368
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.755%**, 4/25/2024		3,500,000	3,284,876
"M3", Series 2014-DN4, 4.702%, 10/25/2024		2,410,000	2,411,714
Government National Mortgage Association:
"KM", Series 2013-38, 3.5%, 1/20/2043		2,601,142	2,609,476
"MZ", Series 2014-27, 3.5%, 12/20/2043		2,700,315	2,623,330
"ZJ", Series 2013-106, 3.5%, 7/20/2043		479,447	470,863
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,709,015	288,769
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,024,932	357,559
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,427,697	264,582
"AI", Series 2007-38, Interest Only, 6.308%***, 6/16/2037		439,377	68,316
"TY", Series 2014-39, 10.044%**, 1/16/2044		1,160,722	1,211,416
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.713%**, 4/25/2036		1,616,083	1,463,877
Merrill Lynch Mortgage Investors Trust:
"1A", Series 2005-2, 1.572%**, 10/25/2035		949,963	930,437
"2A", Series 2003-A6, 2.524%**, 10/25/2033		743,225	746,591
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.612%**, 12/25/2034		567,000	565,639
"2A16", Series 2005-AR10, 2.614%**, 6/25/2035		916,128	908,015
Total Collateralized Mortgage Obligations (Cost $28,062,084)			29,001,341

Government & Agency Obligations 11.1%
Other Government Related (d) 0.1%
TMK OAO, 144A, 6.75%, 4/3/2020		300,000	270,375
Sovereign Bonds 6.8%
Canadian Government Bond, 3.5%, 12/1/2045	CAD	6,540,000	6,931,396
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	1,155,000	477,307
Kingdom of Bahrain, 144A, 6.0%, 9/19/2044		870,000	897,187
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018		1,000,000	947,500
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.35%, 9/10/2024		500,000	501,250
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	377	113
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,855,000	1,892,471
Republic of Colombia, 5.625%, 2/26/2044		300,000	334,982
Republic of Costa Rica, 144A, 4.25%, 1/26/2023		200,000	190,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		3,300,000	3,658,875
Republic of Ecuador, 144A, 7.95%, 6/20/2024		1,114,000	1,164,130
Republic of El Salvador:
144A, 6.375%, 1/18/2027		425,000	435,625
144A, 7.65%, 6/15/2035		1,400,000	1,526,000
Republic of Hungary:
4.0%, 3/25/2019		1,000,000	1,024,500
Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	530,480
Republic of Panama, 4.0%, 9/22/2024		520,000	531,700
Republic of Paraguay, 144A, 6.1%, 8/11/2044 (b)		600,000	642,750
Republic of Peru, 144A, 0.342%, 8/12/2024		1,740,000	594,968
Republic of Singapore, 3.375%, 9/1/2033	SGD	7,650,000	6,419,408
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	219,750
Republic of South Africa, Series R204, 8.0%, 12/21/2018	ZAR	49,400,000	4,631,120
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		1,000,000	1,028,800
Republic of Turkey:
5.625%, 3/30/2021		2,000,000	2,189,960
7.1%, 3/8/2023	TRY	2,200,000	905,676
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	13,000,000	967,868
Series M, 6.5%, 6/10/2021	MXN	25,000,000	1,951,616
Series M 20, 8.5%, 5/31/2029	MXN	6,500,000	574,196
			41,169,628
U.S. Treasury Obligations 4.2%
U.S. Treasury Bills:
0.03%****, 12/11/2014 (e)		550,000	549,994
0.035%****, 2/12/2015 (e)		2,266,000	2,265,873
0.035%****, 2/12/2015 (e)		596,000	595,967
0.043%****, 2/12/2015 (e)		442,000	441,975
0.055%****, 12/11/2014 (e)		682,000	681,992
U.S. Treasury Bonds:
3.375%, 5/15/2044		1,837,000	1,948,798
3.625%, 2/15/2044		962,000	1,067,595
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		4,100,000	4,141,000
1.0%, 9/30/2016		9,000,000	9,085,779
1.625%, 6/30/2019		673,000	675,156
1.625%, 7/31/2019		2,393,000	2,398,796
2.375%, 8/15/2024		1,677,600	1,684,153
			25,537,078
Total Government & Agency Obligations (Cost $66,654,228)			66,977,081

Loan Participations and Assignments 6.3%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		2,598,488	2,581,169
Asurion LLC, Second Lien Term Loan, 8.5%, 3/3/2021		350,000	356,913
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		1,371,080	1,357,370
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020		2,468,672	2,422,396
Burger King Corp., Term Loan B, 3.75%, 9/28/2019		543,900	543,522
Calpine Corp., Term Loan B1, 4.0%, 4/1/2018		2,762,066	2,755,589
Crown Castle International Corp., Term Loan B, 3.0%, 1/31/2019		2,934,482	2,923,140
CSC Holdings, Inc., Term Loan B, 2.654%, 4/17/2020		1,699,341	1,664,930
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		680,238	674,000
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		718,200	713,582
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020		44,325	44,166
First Data Corp., Term Loan, 4.153%, 3/24/2021		610,000	607,429
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/2020		348,246	344,018
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		1,505,000	1,512,525
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		2,300,875	2,291,062
Level 3 Financing, Inc., Term Loan B5, 2.50%, 1/31/2022		520,000	523,006
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020		804,813	790,728
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		3,683,212	3,631,647
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		995,596	980,558
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019		932,270	919,843
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/2020		345,920	340,114
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		348,250	342,810
Polymer Group, Inc., First Lien Term Loan, 3.25%, 12/19/2019		1,500,000	1,505,625
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		1,455,300	1,418,015
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018		1,555,000	1,444,486
Spansion LLC, Term Loan, 3.75%, 12/19/2019		208,945	205,941
Tallgrass Operations LLC:
Term Delayed Draw, 3.75%, 11/13/2017		337,486	336,326
Term Loan B, 4.25%, 11/13/2018		1,056,947	1,055,097
Valeant Pharmaceuticals International, Inc.:
Series D2, Term Loan B, 3.5%, 2/13/2019		1,418,465	1,409,600
Series C2, Term Loan B, 3.5%, 12/11/2019		895,647	889,978
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019		1,307,430	1,300,893
Total Loan Participations and Assignments (Cost $38,340,652)			37,886,478

Municipal Bonds and Notes 0.9%
Chicago, IL, O'Hare International Airport Revenue, Series B, 6.0%, 1/1/2041		855,000	989,782
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		1,700,000	1,831,427
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		855,000	940,893
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		1,510,000	1,667,780
Total Municipal Bonds and Notes (Cost $4,934,407)			5,429,882

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (Cost $471,417)		468,054	819,468

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $362,446)		530,000	482,300

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (h)	6	16,158
Trump Entertainment Resorts, Inc.*	23	0
		16,158
Industrials 0.0%
Congoleum Corp.*	9,600	0
Quad Graphics, Inc.	96	2,117
		2,117
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	7,130
GEO Specialty Chemicals, Inc. 144A*	966	649
		7,779
Total Common Stocks (Cost $154,369)		26,054

Preferred Stock 0.1%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $697,926)	727	731,726
Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	43,175	28,695
Hercules Trust II, Expiration Date 3/31/2029*	315	2,754
Total Warrants (Cost $70,220)		31,449

Exchange-Traded Fund 4.8%
SPDR Barclays Convertible Securities (Cost $27,779,153)	583,446	29,055,611

Open-End Investment Company 2.1%
Deutsche Floating Rate Fund "Institutional" (i) (Cost $11,465,534)	1,369,226	12,692,729

	Contract Amount	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	8,900,000	110,814
Pay Fixed Rate — 4.19% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	9,400,000	138,103
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	9,100,000	115,891
Total Call Options Purchased (Cost $1,250,388)		364,808

Put Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	9,400,000	121,060
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	9,100,000	142,334
Total Put Options Purchased (Cost $628,823)		263,394

	Shares	Value ($)

Securities Lending Collateral 4.6%
Daily Assets Fund Institutional, 0.08% (i) (j) (k) (Cost $27,398,649)	27,398,649	27,398,649
Cash Equivalents 15.2%
Central Cash Management Fund, 0.06% (i) (j)	86,534,697	86,534,697
Deutsche Variable NAV Money Fund, 0.19% (i) (j)	501,453	5,015,027
Total Cash Equivalents (Cost $91,549,724)		91,549,724

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $618,500,368)†	103.9	624,977,377
Other Assets and Liabilities, Net	(3.9)	(23,178,528)
Net Assets	100.0	601,798,849

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	590,000	348,380	466,100
Hellas Telecommunications Finance*	8.082%	7/15/2015	EUR	218,377	62,954	0
					411,334	466,100

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2014.

*** These securities are shown at their current rate as of October 31, 2014.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $619,583,743. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $5,393,634. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,075,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,682,294.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $26,335,499, which is 4.4% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) At October 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	22,863	16,158	0

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(j) The rate shown is the annualized seven-day yield at period end.

(k) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

At October 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	12/15/2014	159	17,180,864	347,489
10 Year Canadian Bond	CAD	12/18/2014	41	4,984,899	(23,739)
10 Year U.S. Treasury Note	USD	12/19/2014	786	99,318,469	1,131,728
U.S. Treasury Long Bond	USD	12/19/2014	200	28,218,750	416,790
Total net unrealized appreciation					1,872,268

At October 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2014	68	8,592,438	86,903
5 Year U.S. Treasury Note	USD	12/31/2014	400	47,771,875	(351,804)
Euro-OAT French Government Bond	EUR	12/8/2014	58	10,528,817	(193,194)
U.S. Treasury Long Bond	USD	12/19/2014	254	35,837,813	(581,167)
Ultra Long U.S. Treasury Bond	USD	12/19/2014	95	14,897,188	(288,158)
Total net unrealized depreciation					(1,327,420)

At October 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (l)
Call Options Receive Fixed — 3.19% – Pay Floating — LIBOR	2/3/2017 2/3/2027	4,700,000	2	2/1/2017	338,400	(191,788)
Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	4,550,000	3	2/1/2017	329,102	(164,161)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	8,900,000	1	4/20/2016	317,285	(51,979)
Total Call Options					984,787	(407,928)
Put Options Pay Fixed — 3.19% – Receive Floating — LIBOR	2/3/2017 2/3/2027	4,700,000	2	2/1/2017	338,400	(214,251)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	4,550,000	3	2/1/2017	329,102	(235,914)
Total Put Options					667,502	(450,165)
Total					1,652,289	(858,093)

(l) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2014 was $794,196.

At October 31, 2014, credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (m)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (n)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	390,000	4	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	38,437	7,837	30,600
6/20/2013 9/20/2018	345,000	4	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	47,711	23,953	23,758
6/21/2010 9/20/2015	560,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	27,094	(9,983)	37,077
9/20/2012 12/20/2017	615,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	79,281	28,670	50,611
3/21/2011 6/20/2016	740,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B–	56,929	9,058	47,871
6/20/2013 9/20/2018	795,000	7	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	109,916	49,386	60,530
6/20/2013 9/20/2018	900,000	5	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	87,625	41,552	46,073
Total unrealized appreciation							296,520

(m) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(n) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/30/2014 12/30/2024	35,800,000	Fixed — 3.524%	Floating — LIBOR	(3,195,937)	(3,192,523)
12/30/2014 12/30/2034	4,200,000	Fixed — 4.01%	Floating — LIBOR	(674,923)	(676,151)
12/30/2014 12/30/2016	200,000	Floating — LIBOR	Fixed — 1.173%	1,426	1,449
12/30/2014 12/30/2019	100,000	Floating — LIBOR	Fixed — 2.522%	3,280	3,360
12/30/2014 12/30/2044	3,700,000	Floating — LIBOR	Fixed — 4.081%	747,413	751,953
Total net unrealized depreciation					(3,111,912)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Credit Suisse

5 Bank of America

6 UBS AG

7 Goldman Sachs & Co.

At October 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	1,291,226,400	GBP	7,200,000	11/10/2014	20,595	Bank of America
USD	5,837,540	KRW	6,245,000,000	11/10/2014	3,476	Morgan Stanley
NZD	6,464,000	USD	5,076,955	11/10/2014	43,147	Barclays Bank PLC
EUR	6,900,000	USD	8,724,988	11/10/2014	77,700	Barclays Bank PLC
KRW	6,245,000,000	USD	5,865,227	11/10/2014	24,211	Morgan Stanley
JPY	980,000,000	USD	8,764,281	11/10/2014	38,943	Barclays Bank PLC
JPY	980,000,000	USD	8,772,244	11/10/2014	46,906	Morgan Stanley
NZD	7,400,000	USD	5,788,243	11/10/2014	25,530	Morgan Stanley
USD	8,003,178	ZAR	89,100,000	11/12/2014	59,098	UBS AG
ZAR	29,700,000	USD	2,729,085	11/12/2014	41,660	BNP Paribas
ZAR	29,700,000	USD	2,728,262	11/12/2014	40,837	UBS AG
GBP	535,609	USD	856,821	12/18/2014	341	Morgan Stanley
GBP	1,068,000	USD	1,728,262	12/18/2014	20,448	JPMorgan Chase Securities, Inc.
EUR	454,200	USD	575,227	1/15/2015	5,753	Citigroup, Inc.
SGD	12,469,000	USD	9,808,109	1/20/2015	104,381	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					553,026

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	857,135	GBP	535,609	11/3/2014	(342)	Morgan Stanley
USD	17,780,325	JPY	1,960,000,000	11/10/2014	(329,649)	Morgan Stanley
NZD	7,400,000	CAD	6,439,628	11/10/2014	(50,413)	Societe Generale
GBP	3,600,000	JPY	616,684,320	11/10/2014	(267,863)	Morgan Stanley
USD	5,871,234	NZD	7,400,000	11/10/2014	(108,521)	Barclays Bank PLC
USD	7,940,281	MXN	105,600,000	11/10/2014	(103,304)	UBS AG
CAD	7,919,940	USD	7,008,325	1/20/2015	(4,340)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(864,432)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NZD New Zealand Dollar
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (o)
Corporate Bonds	$—	$303,482,439	$—	$303,482,439
Mortgage-Backed Securities Pass-Throughs	—	1,496,074	—	1,496,074
Asset-Backed	—	7,932,225	—	7,932,225
Commercial Mortgage- Backed Securities	—	9,355,945	—	9,355,945
Collateralized Mortgage Obligations	—	29,001,341	—	29,001,341
Government & Agency Obligations	—	66,977,081	—	66,977,081
Loan Participations and Assignments	—	37,886,478	—	37,886,478
Municipal Bonds and Notes	—	5,429,882	—	5,429,882
Convertible Bond	—	—	819,468	819,468
Preferred Security	—	482,300	—	482,300
Common Stocks (o)	2,117	—	23,937	26,054
Preferred Stock	—	731,726	—	731,726
Warrants	—	—	31,449	31,449
Exchange-Traded Fund	29,055,611	—	—	29,055,611
Open-End Investment Company	12,692,729	—	—	12,692,729
Short-Term Investments (o)	118,948,373	—	—	118,948,373
Derivatives (p)
Purchased Options	—	628,202	—	628,202
Futures Contracts	1,982,910	—	—	1,982,910
Credit Default Swap Contracts	—	296,520	—	296,520
Interest Rate Swap Contracts	—	756,762	—	756,762
Forward Foreign Currency Exchange Contracts	—	553,026	—	553,026
Total	$162,681,740	$465,010,001	$874,854	$628,566,595
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (p)
Written Options	$—	$(858,093)	$—	$(858,093)
Futures Contracts	(1,438,062)	—	—	(1,438,062)
Interest Rate Swap Contracts	—	(3,868,674)	—	(3,868,674)
Forward Foreign Currency Exchange Contracts	—	(864,432)	—	(864,432)
Total	$(1,438,062)	$(5,591,199)	$—	$(7,029,261)

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(o) See Investment Portfolio for additional detailed categorizations.

(p) Derivatives include value of options purchased; unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investment in non-affiliated securities, at value (cost $488,086,461) — including $26,335,499 of securities loaned	$493,336,275
Investment in Daily Assets Fund Institutional (cost $27,398,649)*	27,398,649
Investments in affiliated securities, at value (cost $103,015,258)	104,242,453
Total investments in securities, at value (cost $618,500,368)	624,977,377
Cash	172,743
Foreign currency, at value (cost $1,649,100)	1,595,040
Receivable for investments sold	4,056,132
Receivable for investments sold — when-issued/delayed delivery securities	3,063,836
Receivable for Fund shares sold	2,338,840
Dividends receivable	13,734
Interest receivable	6,223,977
Receivable for variation margin on centrally cleared swaps	131,749
Unrealized appreciation on bilateral swap contracts	296,520
Unrealized appreciation on forward foreign currency exchange contracts	553,026
Upfront payments paid on bilateral swap contracts	160,456
Other assets	49,159
Total assets	643,632,589
Liabilities
Payable upon return of securities loaned	27,398,649
Payable for investments purchased	4,042,526
Payable for investments purchased — when-issued/delayed delivery securities	7,050,469
Payable for Fund shares redeemed	711,143
Payable for variation margin on futures contracts	94,039
Options written, at value (premiums received $1,652,289)	858,093
Unrealized depreciation on forward foreign currency exchange contracts	864,432
Upfront payments received on bilateral swap contracts	9,983
Accrued management fee	224,791
Accrued Trustees' fees	2,611
Other accrued expenses and payables	577,004
Total liabilities	41,833,740
Net assets, at value	$601,798,849

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	1,809,618
Net unrealized appreciation (depreciation) on: Investments	6,477,009
Swap contracts	(2,815,392)
Futures	544,848
Foreign currency	(368,667)
Written options	794,196
Accumulated net realized gain (loss)	(13,826,399)
Paid-in capital	609,183,636
Net assets, at value	$601,798,849
Net Asset Value
Class A Net Asset Value and redemption price per share ($392,261,277 ÷ 80,572,544 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.87
Maximum offering price per share (100 ÷ 97.25 of $4.87)	$5.01
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,174,846 ÷ 241,016 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.87
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($80,421,762 ÷ 16,401,157 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.90
Class R6 Net Asset Value, offering and redemption price per share ($9,922 ÷ 2,036 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.87
Class S Net Asset Value, offering and redemption price per share ($127,931,042 ÷ 26,238,758 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Interest	$26,402,368
Dividends	577,686
Income distributions from affiliated Funds	1,123,661
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	44,898
Total income	28,148,613
Expenses: Management fee	2,630,523
Administration fee	567,894
Services to shareholders	768,992
Distribution and service fees	1,780,823
Custodian fee	89,877
Professional fees	133,825
Reports to shareholders	110,580
Registration fees	84,613
Trustees' fees and expenses	20,118
Other	94,793
Total expenses before expense reductions	6,282,038
Expense reductions	(175,812)
Total expenses after expense reductions	6,106,226
Net investment income	22,042,387
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of Affiliated Fund	(82,993)
Investments	481,761
Swap contracts	3,317,575
Futures	(4,070,736)
Foreign currency	5,083,764
Payments by affiliates (see Note J)	4,687
4,734,058
Change in net unrealized appreciation (depreciation) on: Investments	748,979
Swap contracts	(5,615,152)
Unfunded loan commitments	(1,281)
Futures	2,405,919
Written options	506,464
Foreign currency	(1,084,562)
(3,039,633)
Net gain (loss)	1,694,425
Net increase (decrease) in net assets resulting from operations	$23,736,812

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$22,042,387	$23,369,689
Net realized gain (loss)	4,734,058	(6,899,706)
Change in net unrealized appreciation (depreciation)	(3,039,633)	(13,700,463)
Net increase (decrease) in net assets resulting from operations	23,736,812	2,769,520
Distributions to shareholders from: Net investment income: Class A	(17,622,161)	(19,574,592)
Class B	(65,464)	(115,642)
Class C	(3,036,823)	(3,384,512)
Class R6*	(79)	—
Class S	(4,283,983)	(5,427,747)
Net realized gains: Class A	—	(1,520,826)
Class B	—	(14,305)
Class C	—	(276,159)
Class S	—	(384,944)
Total distributions	(25,008,510)	(30,698,727)
Fund share transactions: Proceeds from shares sold	213,104,160	320,597,218
Reinvestment of distributions	22,487,805	26,632,181
Payments for shares redeemed	(249,537,387)	(298,513,265)
Net increase (decrease) in net assets from Fund share transactions	(13,945,422)	48,716,134
Increase (decrease) in net assets	(15,217,120)	20,786,927
Net assets at beginning of period	617,015,969	596,229,042
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $1,809,618 and $1,415,364, respectively)	$601,798,849	$617,015,969

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$4.88	$5.06	$4.71	$4.85	$4.57
Income (loss) from investment operations: Net investment incomea	.19	.18	.21	.25	.26
Net realized and unrealized gain (loss)	.02	(.12)	.38	(.14)	.29
Total from investment operations	.21	.06	.59	.11	.55
Less distributions from: Net investment income	(.22)	(.22)	(.24)	(.25)	(.26)
Net realized gains	—	(.02)	—	—	(.01)
Total distributions	(.22)	(.24)	(.24)	(.25)	(.27)
Net asset value, end of period	$4.87	$4.88	$5.06	$4.71	$4.85
Total Return (%)b,c	4.36	1.05	12.86	2.15	12.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	392	420	424	347	368
Ratio of expenses before expense reductions (%)	1.03	1.01	1.03	1.06	1.06
Ratio of expenses after expense reductions (%)	1.00	1.00	1.01	1.04	1.05
Ratio of net investment income (%)	3.96	3.55	4.38	5.32	5.44
Portfolio turnover rate (%)	160	157	129	154	182
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$4.88	$5.06	$4.71	$4.86	$4.58
Income (loss) from investment operations: Net investment incomea	.15	.13	.18	.21	.22
Net realized and unrealized gain (loss)	.02	(.12)	.37	(.15)	.29
Total from investment operations	.17	.01	.55	.06	.51
Less distributions from: Net investment income	(.18)	(.17)	(.20)	(.21)	(.22)
Net realized gains	—	(.02)	—	—	(.01)
Total distributions	(.18)	(.19)	(.20)	(.21)	(.23)
Net asset value, end of period	$4.87	$4.88	$5.06	$4.71	$4.86
Total Return (%)b,c	3.29	.41	11.89	1.27	11.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	4	5	7
Ratio of expenses before expense reductions (%)	1.88	1.84	1.86	1.91	1.90
Ratio of expenses after expense reductions (%)	1.83	1.82	1.84	1.89	1.88
Ratio of net investment income (%)	3.15	2.69	3.59	4.47	4.61
Portfolio turnover rate (%)	160	157	129	154	182
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$4.91	$5.09	$4.74	$4.89	$4.60
Income (loss) from investment operations: Net investment incomea	.16	.14	.18	.22	.22
Net realized and unrealized gain (loss)	.01	(.12)	.38	(.15)	.31
Total from investment operations	.17	.02	.56	.07	.53
Less distributions from: Net investment income	(.18)	(.18)	(.21)	(.22)	(.23)
Net realized gains	—	(.02)	—	—	(.01)
Total distributions	(.18)	(.20)	(.21)	(.22)	(.24)
Net asset value, end of period	$4.90	$4.91	$5.09	$4.74	$4.89
Total Return (%)b,c	3.58	.32	11.95	1.39	11.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	100	74	43	43
Ratio of expenses before expense reductions (%)	1.78	1.77	1.78	1.81	1.82
Ratio of expenses after expense reductions (%)	1.75	1.76	1.76	1.80	1.80
Ratio of net investment income (%)	3.21	2.81	3.59	4.56	4.69
Portfolio turnover rate (%)	160	157	129	154	182
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

Class R6	Period Ended 10/31/14a
Selected Per Share Data
Net asset value, beginning of period	$4.95
Income (loss) from investment operations: Net investment incomeb	.06
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	(.04)
Less distributions from: Net investment income	(.04)
Net asset value, end of period	$4.87
Total Return (%)c	(.82	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	.69	*
Ratio of expenses after expense reductions (%)	.68	*
Ratio of net investment income (%)	3.89	*
Portfolio turnover rate (%)	160	d
a For the period from August 25, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.
* Annualized
** Not annualized

	Years Ended October 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$4.88	$5.06	$4.71	$4.86	$4.58
Income (loss) from investment operations: Net investment incomea	.20	.19	.22	.26	.26
Net realized and unrealized gain (loss)	.03	(.12)	.38	(.15)	.30
Total from investment operations	.23	.07	.60	.11	.56
Less distributions from: Net investment income	(.23)	(.23)	(.25)	(.26)	(.27)
Net realized gains	—	(.02)	—	—	(.01)
Total distributions	(.23)	(.25)	(.25)	(.26)	(.28)
Net asset value, end of period	$4.88	$4.88	$5.06	$4.71	$4.86
Total Return (%)b	4.79	1.26	13.07	2.32	12.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	95	94	30	33
Ratio of expenses before expense reductions (%)	.82	.86	.84	.88	.90
Ratio of expenses after expense reductions (%)	.78	.79	.80	.87	.89
Ratio of net investment income (%)	4.16	3.75	4.49	5.49	5.60
Portfolio turnover rate (%)	160	157	129	154	182
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income Fund (formerly DWS Unconstrained Income Fund) (the "Fund") is a diversified series of Deutsche Income Trust (formerly DWS Income Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Class R6 shares commenced operations on August 25, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had net tax basis capital loss carryforwards of approximately $12,435,000, including $4,327,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first, and approximately $8,108,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($5,698,000) and long-term losses ($2,410,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,690,352
Capital loss carryforwards	$(12,435,000)
Net unrealized appreciation (depreciation) on investments	$5,393,634

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$25,008,510	$30,698,727

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in interest rate swap contracts had a total notional value generally indicative of a range from $38,500,000 to $44,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in credit default contracts sold had a total notional value generally indicative of a range from $4,345,000 to $34,845,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of October 31, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $858,000 to $1,365,000, and purchased option contracts had a total value generally indicative of a range from approximately $628,000 to $1,443,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $22,493,000 to $163,116,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $69,744,000 to $153,252,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2014, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $68,426,000 to $101,065,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $15,511,000 to $88,223,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $9,466,000 to $120,587,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$628,202	$—	$756,762	$1,982,910	$3,367,874
Credit Contracts (b)	—	—	296,520	—	296,520
Foreign Exchange Contracts (c)	—	553,026	—	—	553,026
	$628,202	$553,026	$1,053,282	$1,982,910	$4,217,420
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts, respectively
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(858,093)	$—	$(3,868,674)	$(1,438,062)	$(6,164,829)
Foreign Exchange Contracts (c)	—	(864,432)	—	—	(864,432)
	$(858,093)	$(864,432)	$(3,868,674)	$(1,438,062)	$(7,029,261)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$452,054	$(4,070,736)	$(3,618,682)
Credit Contracts (a)	—	2,865,521	—	2,865,521
Foreign Exchange Contracts (b)	5,562,898	—	—	5,562,898
	$5,562,898	$3,317,575	$(4,070,736)	$4,809,737
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(814,620)	$506,464	$—	$(3,421,236)	$2,405,919	$(1,323,473)
Credit Contracts (a)	—	—	—	(2,193,916)	—	(2,193,916)
Foreign Exchange Contracts (b)	—	—	(1,030,198)	—	—	(1,030,198)
	$(814,620)	$506,464	$(1,030,198)	$(5,615,152)	$2,405,919	$(4,547,587)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$104,381	$(4,340)	$—	$—	$100,041
Bank of America	103,745	—	—	—	103,745
Barclays Bank PLC	159,790	(108,521)	—	—	51,269
BNP Paribas	299,885	(299,885)	—	—	—
Citigroup, Inc.	5,753	—	—	—	5,753
Credit Suisse	54,358	—	—	—	54,358
Goldman Sachs & Co.	60,530	—	—	—	60,530
JPMorgan Chase Securities, Inc.	327,482	(327,482)	—	—	—
Morgan Stanley	100,464	(100,464)	—	—	—
Nomura InternationaPLC	110,814	(51,979)	—	—	58,835
UBS AG	150,546	(103,304)	—	—	47,242
	$1,477,748	$(995,975)	$—	$—	$481,773
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$4,340	$(4,340)	$—	$—	$—
Barclays Bank PLC	108,521	(108,521)	—	—	—
BNP Paribas	400,075	(299,885)	—	—	100,190
JPMorgan Chase Securities, Inc.	406,039	(327,482)	—	—	78,557
Morgan Stanley	597,854	(100,464)	—	(414,100)	83,290
Nomura International PLC	51,979	(51,979)	—	—	—
Societe Generale	50,413	—	—	—	50,413
UBS AG	103,304	(103,304)	—	—	—
	$1,722,525	$(995,975)	$—	$(414,100)	$312,450

(a) The actual collateral received may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $777,649,367 and $887,441,748, respectively. Purchases and sales of U.S. Treasury securities aggregated $110,686,794 and $139,956,277, respectively.

For the year ended October 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	27,400,000	$1,652,289
Outstanding, end of period	27,400,000	$1,652,289

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Deutsche Floating Rate Fund.

For the period from November 1, 2013 through January 31, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%

For the period from February 1, 2014 through September 30, 2014, and for the period from August 25, 2014 (commencement of operations) through September 30, 2014 for Class R6 shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.09%
Class B	1.84%
Class C	1.84%
Class R6	.90%
Class S	.84%

For the period from October 1, 2014 and for the period from August 25, 2014 (commencement of operations for Class R6 shares) through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.15%
Class B	1.90%
Class C	1.90%
Class R6	.90%
Class S	.90%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$109,562
Class B	833
Class C	22,788
Class S	42,629
$175,812

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $567,894, of which $49,951 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$206,927	$49,896
Class B	2,243	502
Class C	15,216	2,961
Class S	24,074	5,281
	$248,460	$58,640

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$13,663	$763
Class C	614,363	49,727
	$628,026	$50,490

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$943,606	$154,879	.24%
Class B	4,507	525	.25%
Class C	204,684	32,042	.25%
	$1,152,797	$187,446

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $24,296.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $1,477 and $18,585, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2014, DDI received $14,541 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $29,422, of which $13,615 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,112.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,326,892	$104,819,509	30,963,745	$156,074,281
Class B	16,084	78,495	51,110	257,013
Class C	3,762,449	18,533,595	12,657,231	63,891,031
Class R6*	2,020	10,000	—	—
Class S	18,242,363	89,662,561	19,888,788	100,374,893
		$213,104,160		$320,597,218
Shares issued to shareholders in reinvestment of distributions
Class A	3,307,344	$16,193,852	3,782,045	$18,797,126
Class B	12,052	59,055	21,146	105,487
Class C	535,850	2,641,593	597,549	2,986,575
Class R6*	16	79	—	—
Class S	733,122	3,593,226	952,591	4,742,993
		$22,487,805		$26,632,181
Shares redeemed
Class A	(30,184,464)	$(148,282,272)	(32,419,441)	$(160,286,535)
Class B	(335,106)	(1,645,274)	(351,158)	(1,758,220)
Class C	(8,156,796)	(40,166,977)	(7,534,182)	(37,426,174)
Class S	(12,146,395)	(59,442,864)	(20,078,432)	(99,042,336)
		$(249,537,387)		$(298,513,265)
Net increase (decrease)
Class A	(5,550,228)	$(27,268,911)	2,326,349	$14,584,872
Class B	(306,970)	(1,507,724)	(278,902)	(1,395,720)
Class C	(3,858,497)	(18,991,789)	5,720,598	29,451,432
Class R6*	2,036	10,079	—	—
Class S	6,829,090	33,812,923	762,947	6,075,550
		$(13,945,422)		$48,716,134

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

I. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended October 31, 2014 is as follows:
Affiliate	Value ($) at 10/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 10/31/2014
Deutsche Floating Rate Fund	30,079,612	—	17,000,000	(82,993)	1,104,531	12,692,729
Deutsche Variable NAV Money Fund	5,004,539	10,488	—	—	10,269	5,015,027
Central Cash Management Fund	4,655,877	546,822,240	464,943,420	—	8,861	86,534,697
Total	39,740,028	546,832,728	481,943,420	(82,993)	1,123,661	104,242,453

J. Payments by Affiliates

During the year ended October 31, 2014, the Advisor fully reimbursed the Fund $4,687 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Unconstrained Income Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Unconstrained Income Fund (formerly DWS Unconstrained Income Fund) (a series of the Deutsche Income Trust (formerly DWS Income Trust)) (the "Fund"), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Unconstrained Income Fund, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6*	Class S
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,014.20	$1,007.90	$1,008.30	$991.80	$1,015.10
Expenses Paid per $1,000**	$5.03	$9.31	$8.86	$1.26	$3.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6**	Class S
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,020.21	$1,015.93	$1,016.38	$1,021.78	$1,021.78
Expenses Paid per $1,000**	$5.04	$9.35	$8.89	$3.47	$3.67

* For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

** Expenses (hypothetical expenses if Class R6 had been in existence from May 1, 2014) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S
Deutsche Unconstrained Income Fund	.99%	1.84%	1.75%	.68%	.72%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 1% of the income dividends paid during the Fund's fiscal year ended October 31, 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,862,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	25155T 510	25155T 494	25155T 486	25155T 478
Fund Number	010	210	310	2391

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DU IF-2
(R-024071-4 12/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE UNCONSTRAINED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$80,047	$0	$8,724	$0
2013	$80,047	$0	$8,724	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$291,072	$7,017,733
2013	$0	$362,466	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$8,724	$7,308,805	$411,123	$7,728,652
2013	$8,724	$362,466	$557,067	$928,257

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014